                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2003

                                 CLASS A SHARES
                   AllianceBernstein Premier Growth Portfolio
                     AllianceBernstein High Yield Portfolio
                    AllianceBernstein Total Return Portfolio
              AllianceBernstein Global Dollar Government Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                     AllianceBernstein Technology Portfolio
                       AllianceBernstein Quasar Portfolio
               AllianceBernstein Real Estate Investment Portfolio

                                 CLASS B SHARES
                 AllianceBernstein Growth and Income Portfolio
       AllianceBernstein U.S. Government/High Grade Securities Portfolio
                       AllianceBernstein Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -  ARE NOT FDIC INSURED
 -  MAY LOSE VALUE
 -  ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   18
    Principal Risks by Portfolio............................   20
FEES AND EXPENSES OF THE PORTFOLIOS.........................   21
GLOSSARY....................................................   23
DESCRIPTION OF THE PORTFOLIOS...............................   25
    Investment Objectives and Principal Policies............   25
    Description of Additional Investment Practices..........   36
    Additional Risk Considerations..........................   49
MANAGEMENT OF THE PORTFOLIOS................................   54
PURCHASE AND SALE OF SHARES.................................   57
    How The Portfolios Value Their Shares...................   57
    How To Purchase and Sell Shares.........................   57
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   57
DISTRIBUTION ARRANGEMENTS...................................   57
FINANCIAL HIGHLIGHTS........................................   58
APPENDIX A..................................................   65
APPENDIX B..................................................   68

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 18.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -30.64%    -1.27%      9.32%
Russell 1000 Growth Index..........................  -27.88%    -3.84%      6.70%
S&P 500 Index......................................  -22.09%    -0.58%      9.34%

The average annual total returns in the performance table are for periods ended December 31, 2002.

                                   BAR CHART

93                                 12.6
94                                 -3.0
95                                 44.9
96                                 22.7
97                                 33.9
98                                 48.0
99                                 32.3
00                                -16.6
01                                -17.2
02                                -30.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 29.72%, 4th quarter, 1998; and

    WORST QUARTER was down -18.81%, 4th quarter, 2001.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

    Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  -3.03%     -2.32%      -1.63%
First Boston High Yield Index......................   3.10%      1.44%       1.71%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                               N/A
96                                                               N/A
97                                                               N/A
98                                                              -3.7
99                                                              -2.6
00                                                              -5.2
01                                                               3.0
02                                                              -3.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 6.49%, 1st quarter, 1998; and

    WORST QUARTER was down -11.29%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                     1 YEAR    5 YEARS    10 YEARS
                                                     ------    -------    --------
Portfolio..........................................  -10.58%    5.10%       8.85%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index...  -10.40%    2.30%       7.74%

The average annual total returns in the performance table are for periods ended December 31, 2002.

                                   BAR CHART

93                                                               9.7
94                                                              -3.8
95                                                              23.7
96                                                              15.2
97                                                              21.1
98                                                              17.0
99                                                               6.5
00                                                              12.5
01                                                               2.3
02                                                             -10.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -8.50%, 2nd quarter, 2002.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

    The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will not invest more than 10% of its total assets in any other single foreign country.

    The average weighted maturity of the Portfolio's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

    The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

       -   use derivatives strategies;

       -   invest in structured securities;

       -   invest in fixed and floating rate loans to sovereign debt issuers;

       -   enter into repurchase agreements; and

       -   invest in variable, floating, and inverse floating rate securities.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and country or geographic risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................  16.14%      7.42%      10.88%
J.P. Morgan Emerging Markets Bond Index............  14.24%      7.18%      12.53%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from May 2, 1994 for the Portfolio and May 31, 1994 for the Index.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                              23.0
96                                                              24.9
97                                                              13.2
98                                                             -21.7
99                                                              26.1
00                                                              14.1
01                                                               9.4
02                                                              16.1

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.02%, 4th quarter, 1999; and

    WORST QUARTER was down -27.11%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Because the Portfolio invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. The Portfolio is "non-diversified," which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................   -4.19%     1.44%      5.67%
MSCI World Index (EX-US)..........................  -15.51%    -2.44%      0.87%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   BAR CHART

93                                                                N/A
94                                                                N/A
95                                                               10.9
96                                                               18.5
97                                                               10.8
98                                                               10.8
99                                                               58.8
00                                                              -23.0
01                                                              -17.3
02                                                               -4.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.70%, 4th quarter, 1999; and

    WORST QUARTER was down -16.82%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -41.71%    -0.31%       2.12%
Nasdaq Composite Index............................  -31.53%    -3.19%       3.40%
S&P 500 Index.....................................  -22.09%    -0.58%       6.44%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from January 11, 1996 for the Portfolio and January 31, 1996 for the Indices.

                                   BAR CHART

93                                                              N/A
94                                                              N/A
95                                                              N/A
96                                                              N/A
97                                                              6.5
98                                                             63.8
99                                                             75.7
00                                                            -21.5
01                                                            -25.2
02                                                            -41.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 47.67%, 4th quarter, 1999; and

    WORST QUARTER was down -35.20%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -31.77%    -8.97%      -3.63%
Russell 2000 Growth Index.........................  -30.26%    -6.59%      -2.59%

The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                               N/A
96                                                               N/A
97                                                              18.6
98                                                              -4.5
99                                                              17.1
00                                                              -6.1
01                                                             -12.8
02                                                             -31.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

    Objective: The Portfolio's investment objective is total return from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The portfolio has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................    2.60%     2.03%      5.34%
S&P 500 Index.....................................  -22.09%    -0.58%      3.41%
NAREIT Equity Index...............................    3.82%     3.30%      5.84%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from January 9, 1997 for the Portfolio and January 31, 1997 for the Indices.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                               N/A
96                                                               N/A
97                                                               N/A
98                                                             -19.1
99                                                              -5.1
00                                                              26.7
01                                                              10.8
02                                                               2.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 11.80%, 2nd quarter, 2000; and

    WORST QUARTER was down -11.50%, 3rd quarter, 1998.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -22.26%     -2.88%
Russell 1000 Value Index....................................  -15.52%     -5.79%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                               N/A
96                                                               N/A
97                                                               N/A
98                                                               N/A
99                                                               N/A
00                                                              13.6
01                                                               0.2
02                                                             -22.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.54%, 4th quarter, 2001; and

    WORST QUARTER was down -17.79%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed income securities. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities and other high grade debt securities. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   7.54%      7.28%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index.......................  11.19%      8.95%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 2, 1999 for the Portfolio and June 30, 1999 for the Indices.

                                   BAR CHART

93                                                                N/A
94                                                                N/A
95                                                                N/A
96                                                                N/A
97                                                                N/A
98                                                                N/A
99                                                                N/A
00                                                               10.8
01                                                                7.6
02                                                                7.5

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 4.55%, 3rd quarter, 2001; and

    WORST QUARTER was -0.59%, 1st quarter, 2002.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -28.26%    -14.80%
Russell 3000 Index..........................................  -21.54%     -9.76%
S&P 500 Index...............................................  -22.09%    -10.73%

The average annual total returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Indices.

                                   BAR CHART

93                                                               N/A
94                                                               N/A
95                                                               N/A
96                                                               N/A
97                                                               N/A
98                                                               N/A
99                                                               N/A
00                                                             -17.8
01                                                             -23.7
02                                                             -28.3

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.33%, 4th quarter, 2001; and

    WORST QUARTER was down -23.13%, 1st quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

    - LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

        Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. Investments in emerging market countries are also likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                  INTEREST                                 INDUSTRY/   CAPITAL-    FOCUSED
                         MARKET     RATE     CREDIT   FOREIGN   CURRENCY    SECTOR     IZATION    PORTFOLIO   LEVERAGING
                          RISK      RISK      RISK     RISK       RISK       RISK        RISK       RISK         RISK
       PORTFOLIO         ------   --------   ------   -------   --------   ---------   --------   ---------   ----------
       ---------
AllianceBernstein
  Premier Growth
  Portfolio............    X                             X         X           X                      X
AllianceBernstein High
  Yield Portfolio......    X         X         X         X         X           X          X                       X
AllianceBernstein Total
  Return Portfolio.....    X         X         X                                          X
AllianceBernstein
  Global Dollar
  Government
  Portfolio............    X         X         X         X         X           X          X           X           X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio............    X         X         X         X         X           X          X           X
AllianceBernstein
  Technology
  Portfolio............    X         X         X         X         X           X          X
AllianceBernstein
  Quasar Portfolio.....    X         X         X         X         X           X          X
AllianceBernstein Real
  Estate Investment
  Portfolio............    X         X         X                                          X
AllianceBernstein
  Growth and Income
  Portfolio............    X         X         X         X         X           X          X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio............    X         X         X                                          X
AllianceBernstein
  Growth Portfolio.....    X         X         X         X         X           X          X

                                                   COUNTRY OR   MANAGE-
                         DERIVATIVES   LIQUIDITY   GEOGRAPHIC    MENT
                            RISK         RISK         RISK       RISK
       PORTFOLIO         -----------   ---------   ----------   -------
       ---------
AllianceBernstein
  Premier Growth
  Portfolio............                                            X
AllianceBernstein High
  Yield Portfolio......       X            X                       X
AllianceBernstein Total
  Return Portfolio.....                                            X
AllianceBernstein
  Global Dollar
  Government
  Portfolio............       X            X           X           X
AllianceBernstein
  Worldwide
  Privatization
  Portfolio............                                X           X
AllianceBernstein
  Technology
  Portfolio............                                            X
AllianceBernstein
  Quasar Portfolio.....                                            X
AllianceBernstein Real
  Estate Investment
  Portfolio............                                            X
AllianceBernstein
  Growth and Income
  Portfolio............                                            X
AllianceBernstein U.S.
  Government/High Grade
  Securities
  Portfolio............       X                                    X
AllianceBernstein
  Growth Portfolio.....                                            X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  107
     Other expenses                                  .05%  After 3 Yrs.      $  334
                                                   -----
     Total Portfolio operating expenses             1.05%  After 5 Yrs.      $  579
                                                   =====
                                                           After 10 Yrs.     $1,283
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  148
     Other expenses                                  .70%  After 3 Yrs.      $  459
                                                   -----
     Total Portfolio operating expenses(a)          1.45%  After 5 Yrs.      $  792
                                                   =====
                                                           After 10 Yrs.     $1,735
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   81
     Other expenses                                  .16%  After 3 Yrs.      $  252
                                                   -----
     Total Portfolio operating expenses              .79%  After 5 Yrs.      $  439
                                                   =====
                                                           After 10 Yrs.     $  978
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT
  PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  203
     Other expenses                                 1.25%  After 3 Yrs.      $  627
                                                   -----
     Total Portfolio operating expenses(a)          2.00%  After 5 Yrs.      $1,078
                                                   =====
                                                           After 10 Yrs.     $2,327

                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  201
     Other expenses                                  .98%  After 3 Yrs.      $  621
                                                   -----
     Total Portfolio operating expenses(a)          1.98%  After 5 Yrs.      $1,068
                                                   =====
                                                           After 10 Yrs.     $2,306
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  122
     Other expenses                                  .20%  After 3 Yrs.      $  381
                                                   -----
     Total Portfolio operating expenses             1.20%  After 5 Yrs.      $  660
                                                   =====
                                                           After 10 Yrs.     $1,455
ALLIANCEBERNSTEIN QUASAR PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  127
     Other expenses                                  .25%  After 3 Yrs.      $  397
                                                   -----
     Total Portfolio operating expenses(a)          1.25%  After 5 Yrs.      $  686
                                                   =====
                                                           After 10 Yrs.     $1,511
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  PORTFOLIO
     Management fees                                 .90%  After 1 Yr.       $  131
     Other expenses                                  .39%  After 3 Yrs.      $  409
                                                   -----
     Total Portfolio operating expenses(a)          1.29%  After 5 Yrs.      $  708
                                                   =====
                                                           After 10 Yrs.     $1,556
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.       $   95
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  296
     Other expenses                                  .05%  After 5 Yrs.      $  515
                                                   -----
     Total Portfolio operating expenses              .93%  After 10 Yrs.     $1,072
                                                   =====
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO
     Management fees                                 .60%  After 1 Yr.       $  109
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  340
     Other expenses                                  .22%  After 5 Yrs.      $  590
                                                   -----
     Total Portfolio operating expenses             1.07%  After 10 Yrs.     $1,235
                                                   =====
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
     Management fees                                 .75%  After 1 Yr.       $  115
     Distribution (12b-1) fees                       .25%  After 3 Yrs.      $  359
     Other expenses                                  .13%  After 5 Yrs.      $  622
                                                   -----
     Total Portfolio operating expenses             1.13%  After 10 Yrs.     $1,305
                                                   =====

------------------------
(a) Expenses have been restated to reflect current fees, which do not reflect Alliance's contractual fee waiver that limited total portfolio operating expenses, on an annual basis, to 1.20% and was not extended by Alliance beyond May 1, 2002.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests at least 80% of its net assets in high yield fixed-income securities rated below investment grade by two or more NRSROs. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P and Fitch or, if unrated, of comparable quality.

As of December 31, 2002, the Portfolio's investments were rated (or equivalent quality):

    -   AAA                           .27%
    -   A-1+                         4.27%
    -   BBB                          6.28%
    -   Ba or BB                    29.08%
    -   B                            55.68%
    -   CCC                          2.90%
    -   CC                               0%
    -   C                              .13%
    -   Unrated                       1.39%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio may invest a portion of its assets in FOREIGN FIXED INCOME SECURITIES. The Portfolio may buy and sell foreign currencies or enter into forward foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may:

    -   invest in U.S. Government securities;

    -   invest in municipal securities for up to 20% of its assets;

    - invest in MORTGAGE-RELATED SECURITIES and directly in mortgages secured by residential real estate;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    - write covered put and call OPTIONS on debt securities, securities indices and foreign currencies and purchase put or call OPTIONS on debt securities, securities indices and foreign currencies;

    -   enter into FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   invest in ZERO COUPON SECURITIES;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of net assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in SOVEREIGN DEBT OBLIGATIONS. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:

    -   for U.S. fixed-income securities, nine to 15 years;

    -   for non-U.S. fixed-income securities, 15 to 25 years; and

    -   for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 2002, securities ratings (or equivalent quality) of the Portfolio's securities were:

    -   AAA                3.74%
    -   BBB                2.78%
    -   Ba or BB          51.02%
    -   B                 40.26%
    -   CCC                5.94%
    -   Unrated            4.46%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

    -   invest up to 25% of its total assets in STRUCTURED SECURITIES;

    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in PARTICIPATIONS in and ASSIGNMENTS of these types of loans;

    - invest up to 10% of its total assets in OTHER INVESTMENT COMPANIES whose investment objectives and policies are consistent with those of the Portfolio;

    -   invest in WARRANTS;

    -   enter into INTEREST RATE SWAPS, CAPS AND FLOORS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES OF SECURITIES "against the box" or maintain a short position of up to 10% of its net assets;

    - write put and call OPTIONS on securities and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges and write put and call options for cross-hedging purposes;

    -   invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE INSTRUMENTS;

    -   enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS;

    - invest in LOAN PARTICIPATIONS AND ASSIGNMENTS up to 25% of its total assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its net assets;

    -   invest in ILLIQUID SECURITIES of up to 15% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS for future delivery of fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowing for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) mortgage-related securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 153 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

    -   invest up to 10% of its net assets in RIGHTS OR WARRANTS;

    - invest up to 15% of its net assets in CONVERTIBLE SECURITIES of companies whose common stocks are eligible for purchase by the Portfolio;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    - make SHORT SALES of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality), including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

        The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term

"derivative" also is sometimes used to describe securities, known as asset-backed securities, involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of the Portfolio.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreement.

REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

INVESTMENT IN THE BANKING INDUSTRY. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2002 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein High Yield Portfolio......................       .68%
AllianceBernstein Total Return Portfolio....................       .63%
AllianceBernstein Global Dollar Government Portfolio........       .58%
AllianceBernstein Worldwide Privatization Portfolio.........       .76%
AllianceBernstein Technology Portfolio......................      1.00%
AllianceBernstein Quasar Portfolio..........................       .88%
AllianceBernstein Real Estate Investment Portfolio..........       .79%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein U.S. Government/High Grade Securities
  Portfolio.................................................       .60%
AllianceBernstein Growth Portfolio..........................       .75%

------------
 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2002. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: AllianceBernstein High Yield Portfolio (.75%); AllianceBernstein Global Dollar Government Portfolio (.75%); AllianceBernstein Worldwide Privatization Portfolio (1.00%); AllianceBernstein Quasar Portfolio (1.00%) and AllianceBernstein Real Estate Investment Portfolio (.90%).

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of Alliance Capital
                             Management Corporation (ACMC)**
AllianceBernstein High       Michael A. Snyder; since 2002; Senior    Associated with Alliance since 2001;
  Yield Portfolio            Vice President of ACMC                   prior thereto, Managing Director in
                                                                      the high yield asset management group
                                                                      at Donaldson, Lufkin, & Jenrette
                                                                      Corporation since prior to 1998
                             George D. Caffrey; since 2002; Vice      Associated with Alliance since
                             President                                January 2002; prior thereto, headed
                                                                      High Yield Bond Group, at AIG Global
                                                                      Investment Corporation prior to 1998
AllianceBernstein Total      Frank Caruso; since 2001; Senior Vice                      *
  Return Portfolio           President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein Global     Paul J. DeNoon; since 2002; Executive                      *
  Dollar Government          Vice President of ACMC
  Portfolio
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
AllianceBernstein            Gerald T. Malone; since 1992; Senior                       *
  Technology Portfolio       Vice President of ACMC
AllianceBernstein Quasar     Bruce Aronow; since 2000; Senior Vice    Associated with Alliance since 1999;
  Portfolio                  President of ACMC                        prior thereto, Vice President of
                                                                      Invesco since prior to 1998
AllianceBernstein Real       Daniel G. Pine; since inception;                           *
  Estate Investment          Senior Vice President of ACMC
  Portfolio
                             David Kruth; since 1997; Vice                              *
                             President of ACMC
AllianceBernstein Growth     Frank Caruso, since 2001; (see above)                      *
  and Income Portfolio
                             Paul C. Rissman; since inception;                          *
                             (see above)

                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                 THE PAST FIVE YEARS*
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein U.S.       Matthew Bloom; since 1999; Senior                          *
  Government/High Grade      Vice President of ACMC
  Securities Portfolio
AllianceBernstein Growth     Alan Levi; since 2000; Senior Vice                         *
  Portfolio                  President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers both Class A shares and Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class A shares or the Class B shares of a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

             ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO -- CLASS A

                                                             YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2002        2001         2000         1999         1998
                                           --------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.....  $  25.16   $    32.05   $    40.45   $    31.03   $    20.99
                                           --------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)..........      (.08)        (.06)        (.11)        (.09)        (.01)(b)
Net realized and unrealized gain (loss)
  on investment transactions.............     (7.63)       (5.31)       (6.18)        9.98        10.08
                                           --------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset
  value from operations..................     (7.71)       (5.37)       (6.29)        9.89        10.07
                                           --------   ----------   ----------   ----------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....       -0-          -0-          -0-          -0-         (.03)
Distributions from net realized gain on
  investment transactions................       -0-        (1.38)       (2.11)        (.47)         -0-
Distributions in excess of net realized
  gain on investment transactions........       -0-         (.14)         -0-          -0-          -0-
                                           --------   ----------   ----------   ----------   ----------
Total dividends and distributions........       -0-        (1.52)       (2.11)        (.47)        (.03)
                                           --------   ----------   ----------   ----------   ----------
Net asset value, end of period...........  $  17.45   $    25.16   $    32.05   $    40.45   $    31.03
                                           ========   ==========   ==========   ==========   ==========
TOTAL RETURN
Total investment return based on net
  asset value(c).........................    (30.64)%     (17.21)%     (16.58)%      32.32%       47.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)...............................  $869,130   $1,586,575   $2,148,332   $2,345,563   $1,247,254
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements....................      1.05%        1.04%        1.04%        1.05%        1.06%
    Expenses, before waivers and
       reimbursements....................      1.05%        1.04%        1.04%        1.05%        1.09%
    Net investment income (loss).........      (.41)%       (.21)%       (.29)%       (.27)%       (.04)%(a)
Portfolio turnover rate..................       109%          49%          41%          26%          31%

------------
See footnotes on page 64.

               ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO -- CLASS A

                                                            YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                               2002      2001      2000      1999         1998
                                              -------   -------   -------   -------   ------------
Net asset value, beginning of period........  $  7.51   $  7.91   $  9.14   $  9.94      $10.33
                                              -------   -------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b).................      .54       .63       .74       .91        1.03
Net realized and unrealized gain (loss) on
  investment transactions...................     (.76)     (.38)    (1.18)    (1.16)      (1.41)
                                              -------   -------   -------   -------      ------
Net increase (decrease) in net asset value
  from operations...........................     (.22)      .25      (.44)     (.25)       (.38)
                                              -------   -------   -------   -------      ------
LESS: DIVIDENDS
Dividends from net investment income........     (.46)     (.65)     (.79)     (.55)       (.01)
                                              -------   -------   -------   -------      ------
Net asset value, end of period..............  $  6.83   $  7.51   $  7.91   $  9.14      $ 9.94
                                              =======   =======   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset
  value(c)..................................    (3.03)%    3.04%    (5.15)%   (2.58)%     (3.69)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...  $34,765   $31,283   $22,333   $24,567      $16,910
Ratio to average net assets of:
    Expenses, net of waivers and
       reimbursements.......................     1.18%      .95%      .95%      .95%        .95%
    Expenses, before waivers and
       reimbursements.......................     1.45%     1.51%     1.42%     1.40%       1.80%
    Net investment income(a)(d).............     7.78%     8.08%     8.68%     9.72%       9.77%
Portfolio turnover rate.....................      .83%       95%      175%      198%        295%

              ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO -- CLASS A

                                                        YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------
                                              2002     2001(D)    2000      1999      1998
                                            --------   -------   -------   -------   -------
Net asset value, beginning of period......  $  17.65   $ 18.01   $ 17.49   $ 18.06   $ 16.92
                                            --------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)..................       .45       .44       .48       .44       .41(b)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................     (2.29)     (.01)     1.63       .70      2.36
                                            --------   -------   -------   -------   -------
Net increase in net asset value from
  operations..............................     (1.84)      .43      2.11      1.14      2.77
                                            --------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......      (.32)     (.28)     (.39)     (.36)     (.29)
Distributions from net realized gain on
  investment transactions.................      (.19)     (.42)    (1.20)    (1.35)    (1.34)
                                            --------   -------   -------   -------   -------
Distributions in excess of net realized
  gain on investment transactions.........       -0-      (.09)      -0-       -0-       -0-
Total dividends and distributions.........      (.51)     (.79)    (1.59)    (1.71)    (1.63)
                                            --------   -------   -------   -------   -------
Net asset value, end of period............  $  15.30   $ 17.65   $ 18.01   $ 17.49   $ 18.06
                                            ========   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
  value(c)................................    (10.58)%    2.27%    12.52%     6.53%    16.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)................................  $171,670   $183,098  $90,736   $75,170   $59,464
Ratio to average net assets of:
     Expenses, net of waivers and
       reimbursements.....................       .79%      .78%      .87%      .86%      .88%
     Expenses, before waivers and
       reimbursements.....................       .79%      .78%      .87%      .86%      .95%
     Net investment income................       2.7%     2.50%     2.77%     2.48%     2.41%(b)
Portfolio turnover rate...................        57%       71%      102%       91%       57%

------------
See footnotes on page 64.

        ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- CLASS A

                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002     2001(D)    2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 10.63   $ 10.76   $ 10.79   $ 10.18   $ 14.65
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)..............................      .94      1.11      1.27      1.21      1.20
Net realized and unrealized gain (loss) on investment
  transactions...........................................      .70      (.10)      .14      1.08     (4.03)
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     1.64      1.01      1.41      2.29     (2.83)
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.84)    (1.14)    (1.44)    (1.68)     (.95)
Distributions from net realized gain on investment
  transactions...........................................      -0-       -0-       -0-       -0-      (.69)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.84)    (1.14)    (1.44)    (1.68)    (1.64)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 11.43   $ 10.63   $ 10.76   $ 10.79   $ 10.18
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)......    16.14%     9.37%    14.06%    26.08%   (21.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $22,198   $11,249   $ 9,423   $10,139   $10,380
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.40%      .95%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     2.00%     2.37%     2.42%     2.29%     1.75%
    Net investment income(b).............................     8.83%    10.63%    11.71%    12.42%     9.49%
Portfolio turnover rate..................................     1.42%      176%      148%      117%      166%

------------
See footnotes on page 64.

         ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO -- CLASS A

                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------
                                                            2002      2001      2000      1999      1998
                                                           -------   -------   -------   -------   -------
Net asset value, beginning of period.....................  $ 12.18   $ 15.64   $ 21.74   $ 14.81   $ 14.20
                                                           -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)..............................      .07       .20       .05       .15       .26
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions......................     (.56)    (2.82)    (4.81)     8.00      1.29
                                                           -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
  operations.............................................     (.49)    (2.62)    (4.76)     8.15      1.55
                                                           -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................     (.21)     (.03)     (.12)     (.31)     (.20)
Distributions from net realized gain on investment
  transactions...........................................      -0-      (.81)    (1.22)     (.91)     (.74)
                                                           -------   -------   -------   -------   -------
Total dividends and distributions........................     (.21)     (.84)    (1.34)    (1.22)     (.94)
                                                           -------   -------   -------   -------   -------
Net asset value, end of period...........................  $ 11.48   $ 12.18   $ 15.64   $ 21.74   $ 14.81
                                                           =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)......    (4.19)%   17.29%   (23.00)%   58.83%    10.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $27,136   $37,411   $56,181   $64,059   $46,268
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements..........     1.54%      .95%      .95%      .95%      .95%
    Expenses, before waivers and reimbursements..........     1.98%     1.65%     1.43%     1.46%     1.70%
    Net investment income(b).............................      .61%     1.50%      .29%      .93%     1.74%
Portfolio turnover rate..................................       46%       35%       65%       54%       92%

               ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO -- CLASS A

                                                                     YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------
                                                        2002       2001       2000       1999       1998
                                                       -------   --------   --------   --------   --------
Net asset value, beginning of period.................  $ 17.24   $  24.95   $  33.61   $  19.17   $  11.72
                                                       -------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)...................     (.13)      (.12)      (.14)      (.09)      (.04)
Net realized and unrealized gain (loss) on investment
  transactions.......................................    (7.06)     (5.92)     (6.40)     14.57       7.51
                                                       -------   --------   --------   --------   --------
Net increase (decrease) in net asset value from
  operations.........................................    (7.19)     (6.04)     (6.54)     14.48       7.47
                                                       -------   --------   --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.................      -0-        -0-        -0-        -0-       (.02)
Distribution from net realized gain on investment
  transactions.......................................      -0-       (.11)     (2.12)      (.04)       -0-
Distributions in excess of net realized gain on
  investment transactions............................      -0-      (1.56)       -0-        -0-        -0-
                                                       -------   --------   --------   --------   --------
Total dividends and distributions....................      -0-      (1.67)     (2.12)      (.04)      (.02)
                                                       -------   --------   --------   --------   --------
Net asset value, end of period.......................  $ 10.05   $  17.24   $  24.95   $  33.61   $  19.17
                                                       =======   ========   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
  value(c)...........................................   (41.71)%   (25.23)%   (21.52)%    75.71%     63.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)............  $93,369   $235,252   $343,601   $357,480   $130,602
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements......     1.20%      1.08%      1.02%       .95%       .95%
    Expenses, before waivers and reimbursements......     1.20%      1.08%      1.06%      1.12%      1.20%
    Net investment income (loss)(b)..................    (1.01)%     (.64)%     (.38)%     (.39)%     (.30)%
Portfolio turnover rate..............................       68%        40%        61%        64%        63%

------------
See footnotes on page 64.

                 ALLIANCEBERNSTEIN QUASAR PORTFOLIO -- CLASS A

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                         2002       2001       2000       1999      1998
                                                        -------   --------   --------   --------   -------
Net asset value, beginning of period..................  $ 10.01   $  11.84   $  13.00   $  11.14   $ 12.61
                                                        -------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)....................     (.07)      (.07)      (.06)       .08       .07
Net realized and unrealized gain (loss) on investment
  transactions........................................    (3.11)     (1.41)      (.71)      1.82      (.49)
                                                        -------   --------   --------   --------   -------
Net increase (decrease) in net asset value from
  operations..........................................    (3.18)     (1.48)      (.77)      1.90      (.42)
                                                        -------   --------   --------   --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..................      -0-        -0-       (.05)      (.04)     (.01)
Distributions from net realized gain on investment
  transactions........................................      -0-       (.26)      (.34)       -0-     (1.04)
Dividends in excess of net realized gain on investment
  transactions........................................      -0-       (.09)       -0-        -0-       -0-
                                                        -------   --------   --------   --------   -------
Total dividends and distributions.....................      -0-       (.35)      (.39)      (.04)    (1.05)
                                                        -------   --------   --------   --------   -------
Net asset value, end of period........................  $  6.83   $  10.01   $  11.84   $  13.00   $ 11.14
                                                        =======   ========   ========   ========   =======
TOTAL RETURN
Total investment return based on net asset value(c)...   (31.77)%   (12.75)%    (6.09)%    17.08%    (4.49)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $86,093   $184,223   $232,239   $169,611   $90,870
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.......     1.11%       .95%       .95%       .95%      .95%
    Expenses, before waivers and reimbursements.......     1.25%      1.16%      1.14%      1.19%     1.30%
    Net investment income(b)..........................     (.86)%     (.70)%     (.46)%      .72%      .55%
Portfolio turnover rate...............................      111%       113%       178%       110%      107%

         ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO -- CLASS A

                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------
                                                               2002      2001       2000      1999
                                                              -------   -------    -------   -------
Net asset value, beginning of period........................  $ 11.50   $ 10.75    $  8.87   $  9.78
                                                              -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b).................................      .44       .47        .48       .56
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (.12)      .67       1.84     (1.01)
                                                              -------   -------    -------   -------
Net increase (decrease) in net asset value from
  operations................................................      .32      1.14       2.32      (.45)
                                                              -------   -------    -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.30)     (.39)      (.44)     (.46)
Distributions from net realized gain on investment
  transactions..............................................      -0-       -0-        -0-      (.07)
                                                              -------   -------    -------   -------
Total dividends and distributions...........................     (.30)     (.39)      (.44)     (.46)
                                                              -------   -------    -------   -------
Net asset value, end of period..............................  $ 16.52   $ 11.50    $ 10.75   $  8.87
                                                              =======   =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(c).........     2.60%    10.79%     26.69%    (5.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $50,062   $39,417    $29,124   $17,852
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............     1.06%      .95%       .95%      .95%
    Expenses, before waivers and reimbursements.............     1.29%     1.39%      1.67%     1.72%
    Net investment income(b)................................     3.70%     4.32%      4.87%     5.96%
Portfolio turnover rate.....................................       31%       33%        25%       37%

------------
See footnotes on page 64.

            ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- CLASS B

                                                                                              JUNE 1,
                                                             YEAR ENDED DECEMBER 31,         1999(D) TO
                                                         --------------------------------   DECEMBER 31,
                                                            2002        2001       2000         1999
                                                         ----------   --------   --------   ------------
Net asset value, beginning of period...................  $    22.63   $  23.06   $  21.76      $21.37
                                                         ----------   --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)...............................         .17        .16        .18         .07
Net realized and unrealized gain (loss) on investment
  transactions.........................................       (4.98)      (.05)      2.73         .32
                                                         ----------   --------   --------      ------
Net increase in net asset value from operations........       (4.81)       .11       2.91         .39
                                                         ----------   --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...................        (.10)      (.13)      (.14)        -0-
Distributions from net realized gain on investment
  transactions.........................................        (.63)     (1.01)     (1.47)        -0-
                                                         ----------   --------   --------      ------
Total dividends and distributions......................        (.73)     (1.14)     (1.61)        -0-
                                                         ----------   --------   --------      ------
Net asset value, end of period.........................  $    16.49   $  22.03   $  23.06      $21.76
                                                         ==========   ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(c)....      (22.26)%     0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..............  $1,067,952   $889,394   $151,739      $7,993
Ratio to average net assets of:
    Expenses...........................................         .93%       .92%       .95%        .97%(e)
    Net investment income..............................         .91%       .75%       .85%        .55%(e)
Portfolio turnover rate................................          69%        80%        74%         46%

  ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- CLASS B

                                                                                             JUNE 2,
                                                               YEAR ENDED DECEMBER 31,      1999(F) TO
                                                              --------------------------   DECEMBER 31,
                                                               2002     2001(D)    2000        1999
                                                              -------   -------   ------   ------------
Net asset value, beginning of period........................  $ 11.94   $11.64    $11.16      $11.13
                                                              -------   ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)....................................      .39      .55       .63         .33
Net realized and unrealized gain (loss) on investment
  transactions..............................................      .49      .31       .53        (.30)
                                                              -------   ------    ------      ------
Net increase in net asset value from operations.............      .88      .86      1.16         .03
                                                              -------   ------    ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................     (.35)    (.56)     (.68)        -0-
                                                              -------   ------    ------      ------
Net asset value, end of period..............................  $ 12.47   $11.94    $11.64      $11.16
                                                              =======   ======    ======      ======
TOTAL RETURN
Total investment return based on net asset value(c).........     7.54%    7.60%    10.84%        .27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $10,602   $7,031    $3,627      $1,438
Ratio to average net assets of:
    Expenses................................................     1.07%    1.20%     1.15%(e)
    Net investment income...................................     3.25%    4.61%     5.67%       5.48%(e)
Portfolio turnover rate.....................................      551%     259%      236%        172%

------------
See footnotes on page 64.

                 ALLIANCEBERNSTEIN GROWTH PORTFOLIO -- CLASS B

                                                                                            JUNE 1,
                                                             YEAR ENDED DECEMBER 31,       1999(F) TO
                                                           ----------------------------   DECEMBER 31,
                                                            2002      2001       2000         1999
                                                           -------   -------   --------   ------------
Net asset value, beginning of period.....................  $ 16.31   $ 24.99   $ 33.54       $26.83
                                                           -------   -------   -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)..........................     (.09)     (.11)      .04         (.03)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions..........................    (4.52)    (5.44)    (5.39)        6.74
                                                           -------   -------   -------       ------
Net increase (decrease) in net asset value from
  operations.............................................    (4.61)    (5.55)    (5.35)        6.71
                                                           -------   -------   -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.....................      -0-      (.04)     (.01)         -0-
Distributions from net realized gain on investment
  transactions...........................................      -0-     (1.85)    (3.19)         -0-
Distributions in excess of net realized gain on
  investment transactions................................      -0-     (1.23)      -0-          -0-
Return of capital........................................      -0-      (.01)      -0-          -0-
                                                           -------   -------   -------       ------
Total dividends and distributions........................      -0-     (3.13)    (3.20)         -0-
                                                           -------   -------   -------       ------
Net asset value, end of period...........................  $ 11.70   $ 16.31   $ 24.99       $33.54
                                                           =======   =======   =======       ======
TOTAL RETURN
Total investment return based on net asset value(c)......   (28.26)   (23.65)%  (17.75)%     25.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................  $71,124   $94,215   $54,127       $5,707
Ratio to average net assets of:
    Expenses.............................................     1.13%     1.11%     1.08%        1.12%(e)
    Net investment income (loss).........................     (.69)%    (.59)%     .13%        (.20)%(e)
Portfolio turnover rate..................................       38%      104%       58%          54%

------------
Footnotes:
(a)  Based on average shares outstanding.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A Shares was as follows for the Portfolio included below:

                                                           INCREASE
                                                        (DECREASE) IN
                                                         NET REALIZED
                                        DECREASE IN     AND UNREALIZED
                                       NET INVESTMENT   GAIN (LOSS) ON    DECREASE IN RATIO OF NET INVESTMENT
                                         INCOME PER      INVESTMENTS         INCOME TO AVERAGE NET ASSETS
                                           SHARE          PER SHARE            FROM:                TO:
                                       --------------   --------------   -----------------   -----------------
    AllianceBernstein High Yield.....       (0.01)           (0.01)             8.14%               8.08%
    AllianceBernstein Total Return...       (0.02)            0.02              2.61%               2.50%
    AllianceBernstein Global
       Dollar........................       (0.01)           (0.01)            10.65%              10.63%
    AllianceBernstein U.S.
       Government/High Grade.........       (0.03)            0.03              4.86%               4.61%

(e)  Annualized.
(f)  Commencement of operations.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, CC, C, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT THE UNITED KINGDOM

    Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.50 in 2002.

    The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999.

    The Economic and Monetary Union ("EMU") became effective on January 1, 1999. As fully implemented on February 28, 2002, the EMU establishes a common and exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

    From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons.

GENERAL INFORMATION ABOUT JAPAN

    Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by yearend.

    Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.

    Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

    Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy.

GENERAL INFORMATION ABOUT CANADA

    Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On December 31, 2002, the Canadian Dollar-U.S. Dollar exchange rate was 1.5723:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

    The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal

Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999, and 2000, respectively. During 2001, the gross domestic product is estimated to have contracted by 0.9%. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.5% annual rate in 2001. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new President, who took office on December 1, 2000, and succeeding administrations will continue those initiatives.

    Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through

1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

    Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos. During 2000, there was relatively little change in the Peso-Dollar exchange rate.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

    The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. Since the fourth quarter of 1998, however, Argentina's economy has been contracting with GDP growth rates of -3.4%, -0.8% and -4.4% recorded for 1999, 2000 and 2001, respectively. During the second quarter of 2002, the economy contracted by 13.6%, year-on-year, but grew by 0.9% over the first quarter. Argentina's protracted recession has contributed to a serious fiscal crisis that has resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde has been unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's fragile condition has persisted into 2003.

    The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On December 31, 2002, the Argentina Peso-U.S. Dollar exchange rate was 3.3647. The devaluation of the Argentine Peso has resulted in the reappearance of high inflation, as evidenced by the 40% rise in the consumer price index during the first ten months of 2002.

    The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                         c/o Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                                 San Antonio, TX 78278-6003

BY PHONE:                        For Information:    (800) 221-5672
                                 For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398